The Universal Institutional Funds, Inc.

Statement of Additional Information Supplement

January 27, 2006

The Universal Institutional Funds, Inc.

Supplement dated

January 27, 2006 to

The Universal Institutional

Funds, Inc. Statement of

Additional Information dated

April 29, 2005 of:

With respect to the Global Value Equity Portfolio, the following information is hereby added within the section of the Statement of Additional Information titled “Management of the Fund—Portfolio Managers—Global Value Equity Portfolio”:

Other Accounts Managed by the Portfolio Managers: As of December 31, 2005, Noreen Griffin and Colin McQueen managed seven mutual funds with a total of approximately $2.3 billion in assets; ten pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; 616 other accounts (including separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.3 billion in assets.

Securities Ownership of Portfolio Managers. As December 31, 2005, Noreen Griffin and Colin McQueen did not own any securities in the Portfolio.

Please retain this supplement for future reference.